Execution


                              SERVICING AGREEMENT


         THIS SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of July, 1998, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and AURORA LOAN SERVICES INC., a Delaware corporation ("the Servicer"), recites and provides as follows:

                                   RECITALS

         WHEREAS,   Lehman  Capital  has  conveyed   certain   Mortgage  Loans
identified on Schedule I hereto (the "Serviced Mortgage Loans") on a servicing-retained basis to Structured Asset Securities Corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to The Chase Manhattan Bank, as trustee (the "Trustee") under a trust agreement dated as of July 1, 1998 (the "Trust Agreement"), among the Trustee, Norwest Bank Minnesota, National Association, as master servicer ("Norwest," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, Lehman Capital continues to own the servicing rights to the Serviced Mortgage Loans, and may freely transfer such rights, subject to the terms hereof.

         WHEREAS, Lehman Capital desires that the Servicer service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the right of Lehman Capital to terminate the rights and obligations of the Servicer hereunder at any time and to the other conditions set forth herein.

         WHEREAS, Norwest and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Flow Servicing Agreement dated as of September 1, 1997, between Lehman Capital and the Servicer (the "Flow Servicing Agreement") incorporated by reference herein, shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Flow Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Flow Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee pursuant to the Trust Agreement, shall have the same rights as the "Owner" (as defined in the Flow Servicing Agreement) to enforce the obligations of the Servicer under the Flow Servicing Agreement. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article IX of the Flow Servicing Agreement.

         In addition, in the event that Lehman Capital transfers the servicing rights in respect of the Serviced Mortgage Loans to one or more successor servicers, the rights and obligations of the Servicer under this Agreement shall terminate, at the sole option of Lehman Capital, without cause, upon thirty days written notice to the Servicer, and each successor servicer shall succeed to the rights and obligations of the Servicer under this Agreement as of such date. Upon such termination the terminated Servicer shall not be entitled to the Servicing Fee or any portion thereof, or, except as provided in the Flow Servicing Agreement, to any other amounts in respect of the Serviced Mortgage Loans.

         The Servicer agrees that, notwithstanding anything to the contrary in the Flow Servicing Agreement, Lehman Capital is the sole owner of the servicing rights relating to the Serviced Mortgaged Loans, and the Servicer shall have no right to transfer the servicing thereof.

         4. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the certificates issued pursuant thereto.

         5. Notices. All notices and communications between or among the parties hereto shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         6. Governing Law. THIS SERVICING  AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED  IN   ACCORDANCE   WITH,   THE  LAWS  OF  THE  STATE  OF  NEW  YORK,
NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         8. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a Reconstitution Agreement, and that the date hereof is the Reconstitution Date, each as defined in the Flow Servicing Agreement.

         9. Notices and Remittances to the Master Servicer. All notices required to be delivered to the Owner or the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Norwest Bank Minnesota, National Association
                  11000 Broken Land Parkway
                  Columbia, Maryland  21044
                  Attn:  Master Servicing Department, SASCO 1998-8

         All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

                  Norwest Bank Minnesota, National Association
                  Minneapolis, Minnesota
                  ABA#:  091-000-019
                  Account Name:  Corporate Trust Clearing
                  Account Number:  3970771416
                  For further credit to:  #13451700, SASCO 1998-8

         10. Errors and Omissions Insurance. The Servicer shall keep in force during the term of this Agreement a fidelity bond and a policy or policies of insurance covering errors and omissions in the performance of the Servicer's obligations under this Agreement. Such fidelity bond and policy pr policies shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a FNMA or FHLMC seller-servicer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish to the Master Servicer a copy of each such bond and insurance policy if (i) the Master Servicer so requests and (ii) the Servicer is not an affiliate of Lehman Brothers Inc. at the time of such request.

         11. Annual Audit Report. On or before April 30 of each year, beginning with April 30, 1999, Servicer shall cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish a statement to Owner, each Directing Holder and Master Servicer, to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

         12. Annual Officer's Certificate. On or before April 30 of each year, beginning with April 30, 1999, the Servicer, at its own expense, will deliver to the Owner, each Directing Holder and Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         Executed as of the day and year first above written.

                                         LEHMAN CAPITAL, A DIVISION OF
                                             LEHMAN BROTHERS HOLDINGS INC.


                                         By:  /s/ Joseph J. Kelly
                                              Name:  Joseph J. Kelly
                                              Title: Authorized Signatory


                                         AURORA LOAN SERVICES INC.


                                         By:  /s/ Leo C. Trautman
                                              Name:  Leo C. Trautman
                                              Title:  Executive Vice President

                                   EXHIBIT A

                 Modifications to the Flow Servicing Agreement


1. The following is hereby added immediately following the words "incidental fees and charges" in the definition of "Ancillary Income" in Article I: ", but not including any premium or penalty associated with a prepayment of principal of a Mortgage Loan."

2. The definition of "Custodial Agreement" in Article I is hereby deleted and replaced with the following:

                  "The custodial agreements relating to custody of the Serviced Mortgage Loans among: (i) U.S. Bank Trust National Association, as Custodian, The Chase Manhattan Bank, as Trustee, and Structured Asset Securities Corporation and (ii) Chase Bank of Texas, N.A., as Custodian, The Chase Manhattan Bank, as Trustee, and Structured Asset Securities Corporation, each dated as of July 1, 1998."

3.       The following definition is hereby added:

                  "Prepayment Period: With respect to the first Remittance Date, the period beginning on the Cut-off Date and ending on August
         1. With respect to each subsequent Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs."

4. The definition of "Monthly Advance" in Article I is hereby amended by adding at the end of such definition the following: ", but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan."

5. The definition of "Qualified Depository" in Article I is hereby deleted and replaced with the following:

                  "Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA or better by Fitch and S&P; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each of Fitch and S&P; or (iii) the Servicer, unless the Master Servicer is notified by either Fitch or S&P that the designation of the Servicer as a Qualified Depository will result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates."

6. The definition of "Remittance Date" in Article I is hereby deleted and replaced with the following:

                  "The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month, following the First Remittance Date."

7. The definition of "Servicing Advance" in Article I is hereby amended by adding, immediately after the phrase "but not limited to, the cost of", the following: "transfer of servicing of Distressed Mortgage Loans to the Special Servicer pursuant to Section 9.02, and".

8. The first sentence of the definition of "Servicing Fee" in Article I is hereby deleted and replaced with the following: "The servicing fee shall be an amount equal to one-twelfth the product of (a) a rate per annum equal to 0.50% and (b) the outstanding principal balance of such Mortgage Loan. The obligation of the Master Servicer to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section
         3.02 of this Agreement) of such Monthly Payment collected by the Servicer, or as otherwise provided under this Agreement."

9. The fourth and fifth paragraphs of Section 3.01 are hereby deleted and replaced with the following paragraph:

                  "Consistent  with the terms of this Agreement,  the Servicer may waive any late payment charge, assumption fee or other fee that may be collected in the ordinary course of servicing the Mortgage Loans. The Servicer shall not make any future advances to any obligor under any Mortgage Loan, and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month's principal and one month's interest at the Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Master Servicer, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Upon the request of the Servicer, the Master Servicer shall execute and deliver to the Servicer any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Master Servicer, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                  Notwithstanding anything to the contrary in this Agreement, the Servicer shall not waive any premium or penalty in connection with a prepayment of principal of any Mortgage Loan, and shall not consent to the modification of any Mortgage Note to the extent that such modification relates to payment of a prepayment premium or penalty."

10. The words "Lehman Capital, A Division of Lehman Brothers Holdings Inc., owner of residential Mortgage Loans, Group No. 1997-ALSI, and various Mortgagors" in the first paragraph of Section 3.03 are hereby deleted and replaced with the following: "Norwest Bank Minnesota, National Association, as master servicer for SASCO 1998-8."

11. Section 3.03 is further amended by deleting the word "and" at the end of clause (viii), replacing the period at the end of clause (ix) with "; and", and adding the following immediately after clause (ix):

                  "(x)  any  principal   prepayment   penalties   received  in
         connection with the Mortgage Loans."

12. Section 3.04 is amended by deleting the word "and" at the end of clause (v), replacing the period at the end of clause (vi) with "; and", and adding the following immediately following clauses (vii) and (viii):

                  "(vii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 7.03, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund;

                  (viii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (viii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the
         Servicer's right thereto shall be prior to the rights of the Purchaser;"

13. The words "Lehman Capital, A Division of Lehman Brothers Holdings Inc., owner of residential Mortgage Loans, Group No. 1997-ALSI, and various Mortgagors" in the first paragraph of Section 3.05 are hereby deleted and replaced with the following: "Norwest Bank Minnesota, National Association, as master servicer for SASCO 1998-8."

14. All references in Section 3.11 to the disposition of REO Properties within a two year period are hereby deleted and replaced with a three year period.

15. The first paragraph of Section 4.01 is hereby deleted and replaced with the following:

                  "On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 7.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with
         Section 7.03, and minus (d) any amounts attributable to Monthly Payments collected but due on a due date or dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts."

16.      Section  4.02 is hereby  amended by  deleting  the words  "Remittance
         Date" in the first line of such Section, and substituting the following: "tenth Business Day of each month"

17.      The third paragraph of Section 5.01 is hereby deleted.

18.      The following paragraph is hereby added at the end of Section 9.02:

                  "On the second Business Day of each month, the Servicer shall orally inform the Master Servicer and the Special Servicer as to which Mortgage Loans have become delinquent for a period of 91 days or more, without giving effect to any grace period permitted by the related Mortgage Note (each, a "Distressed Mortgage Loan"). No Mortgage Loan shall be considered to be delinquent for such purpose by virtue of the related Mortgagor having made payment to a prior servicer. Any such Mortgage Loan as to which all past due payments are made prior to the Notice Date shall not be considered to be a Distressed Mortgage Loan, and the servicing thereof shall not be transferred as provided below. On the fourth Business Day of each month (the "Notice Date"), the Servicer shall send by facsimile a written listing of the Distressed Mortgage Loans to the Master Servicer, the Trustee and the Custodian, and shall mail to the Mortgagor of each Mortgage Loan listed in a Transfer Notice a letter advising each such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Special Servicer, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990; provided, however, the content and format of such letter shall have the prior approval of the Special Servicer. The Servicer shall promptly provide the Special Servicer with copies of all such notices. The transfer of servicing with respect to each such Mortgage Loan to the Special Servicer shall be effected by the Servicer not later than fifteenth day following the applicable Notice Date (the "Transfer Date"). By the Business Day immediately following each Notice Date, the Servicer shall provide the Master Servicer, the Special Servicer, the Trustee and the Custodian with a certification (the "Transfer Notice") listing the Distressed Mortgage Loans.

                  At least five Business Days prior to the Transfer Date, the Servicer shall deliver, with respect to the Distressed Mortgage Loans listed on the related Transfer Notice, to the Special Servicer all Servicing Files, and to the Special Servicer and the Master Servicer a preliminary loan level tape or other electronic media (a "Report") in form reasonably acceptable to the Servicer, the Master Servicer and the Special Servicer. Within two Business Days following such Transfer Date, the Servicer shall deliver such Report in final form reasonably acceptable to the Master Servicer and the Special Servicer, and commensurate with generally acceptable industry standards, detailing the amount of any unreimbursed Monthly Advances, Servicing Advances and accrued and unpaid Servicing Fees on a loan level basis. Should the Master Servicer or the Special Servicer desire a loan level tape or other electronic media containing information which is not readily extractable from the Servicer's servicing system, the Servicer shall diligently cooperate to make such loan level data available to the Master Servicer and Special Servicer. In addition, at least five Business Days prior to the Transfer Date, the Servicer shall transfer to the Special Servicer any funds held in an Escrow Account or Custodial Account relating to the Distressed Mortgage Loans listed in the related Transfer Notice. Upon the successful completion of the transfer of servicing for Distressed Mortgage Loans, the Special Servicer will reimburse the Servicer for any unreimbursed Monthly Advances, Servicing Advances and accrued and unpaid Servicing Fees with respect to such Distressed Mortgage Loans which have been properly documented. The Servicer shall be paid, from the Custodial Account, a termination fee of $25.00 for each Distressed Mortgage Loan transferred to the Special Servicer.

                  In connection with the transfer of any Distressed Mortgage Loan, (i) the Servicer will be responsible for servicing the Distressed Mortgage Loan until the effective date of transfer of servicing to the Special Servicer, but shall have no right or obligation to service such Distressed Mortgage Loan from and after the effective date of the transfer of servicing to the Special Servicer, (ii) notwithstanding clause (i) above, the Servicer shall include the Distressed Mortgage Loan in its monthly remittance report pursuant to Section 4.02 for the month in which such transfer is effected and shall be obligated, subject to Section 7.03, to make the Monthly Advance with respect to such Distressed Mortgage Loan on the Remittance Date in the month in which such transfer is effected, in each case, regardless of whether the Remittance Date occurs before or after the effective date of such transfer, (iii) the amount of Monthly Advances to be reimbursed to the Servicer by the Special Servicer hereunder shall include the Monthly Advance described in clause (ii) above regardless of whether the Servicer makes such Monthly Advance before or after the effective date of such transfer,
         (iv) the Servicer shall, no later than the end of the month in which such transfer is effected, provide to the Special Servicer loan level information (in the loan level tape or other electronic media or other agreed-upon form) regarding the Distressed Mortgage Loan during the month of such transfer as may be necessary to enable the Special Servicer to provide such information in its remittance report for the next following month, and (v) the Servicer shall not be entitled to the Servicing Fee with regard to any such Distressed Mortgage Loan for the month in which such transfer occurs."

19.      The following paragraph is added at the end of Section 10.01:

                  "Neither the Master Servicer nor any successor servicer (including the Owner and the Master Servicer) shall be liable for any acts or omissions of the Servicer or any predecessor servicer. In particular, neither the Master Servicer nor any successor servicer (including the Owner and the Master Servicer) shall be liable for any servicing errors or interruptions resulting from any failure of the Servicer to maintain computer and other information systems that are year-2000 compliant."

20. The following words are hereby added after the words "Attention: Rick Skogg" in Section 10.06(ii):

                  "with a copy to:

                  Aurora Loan Services Inc.
                  601 Fifth Avenue
                  P.O. Box 1706
                  Scottsbluff, Nebraska  69361
                  Telephone No.:  (308) 635-3500
                  Telecopier No.:  (308) 632-4287

                  Attention:  Lee Trautman"